The Bank of New York Mellon Corporation

Financial Supplement

Fourth Quarter 2020

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						4Q20 vs.				FY20 vs.
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20	4Q19	FY20	FY19	FY19
Selected income statement data
Fee revenue	$3,116	$3,108	$3,167	$3,323	$3,971	—%	(22)%	$12,714	$13,236	(4)%
Net securities gains (losses)	6	9	9	9	(25)	N/M	N/M	33	(18)	N/M
Total fee and other revenue	3,122	3,117	3,176	3,332	3,946	—	(21)	12,747	13,218	(4)
Income (loss) from consolidated investment management funds	41	27	54	(38)	17	N/M	N/M	84	56	N/M
Net interest revenue	680	703	780	814	815	(3)	(17)	2,977	3,188	(7)
Total revenue	3,843	3,847	4,010	4,108	4,778	—	(20)	15,808	16,462	(4)
Provision for credit losses	15	9	143	169	(8)	N/M	N/M	336	(25)	N/M
Noninterest expense	2,925	2,681	2,686	2,712	2,964	9	(1)	11,004	10,900	1
Income before income taxes	903	1,157	1,181	1,227	1,822	(22)	(50)	4,468	5,587	(20)
Provision for income taxes	148	213	216	265	373	(31)	(60)	842	1,120	(25)
Net income	$755	$944	$965	$962	$1,449	(20)%	(48)%	$3,626	$4,467	(19)%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$702	$876	$901	$944	$1,391	(20)%	(50)%	$3,423	$4,272	(20)%
Diluted earnings per common share	$0.79	$0.98	$1.01	$1.05	$1.52	(19)%	(48)%	$3.83	$4.51	(15)%
Average common shares and equivalents outstanding - diluted (in thousands)	891,846	891,069	890,561	896,689	914,739	—%	(3)%	892,514	943,109	(5)%

Financial ratios (Returns are annualized)
Pre-tax operating margin	24%	30%	29%	30%	38%			28%	34%
Return on common equity	6.9%	8.7%	9.4%	10.1%	14.6%			8.7%	11.4%
Return on tangible common equity – Non-GAAP (a)	13.0%	16.7%	18.5%	20.4%	29.3%			17.0%	23.2%
Non-U.S. revenue as a percentage of total revenue	38%	37%	36%	36%	31%			37%	35%
Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$41.1	$38.6	$37.3	$35.2	$37.1	6%	11%
Assets under management (“AUM”) (in trillions)	$2.20	$2.04	$1.96	$1.80	$1.91	8%	15%
Full-time employees	48,500	48,600	48,300	47,900	48,400	—%	—%
Book value per common share	$46.53	$45.58	$44.21	$42.47	$42.12
Tangible book value per common share – Non-GAAP (a)	$25.44	$24.60	$23.31	$21.53	$21.33
Cash dividends per common share	$0.31	$0.31	$0.31	$0.31	$0.31
Common dividend payout ratio	39%	32%	31%	30%	20%
Closing stock price per common share	$42.44	$34.34	$38.65	$33.68	$50.33
Market capitalization	$37,634	$30,430	$34,239	$29,822	$45,331
Common shares outstanding (in thousands)	886,764	886,136	885,862	885,443	900,683
Capital ratios at period end (c)
Common Equity Tier 1 ("CET1") ratio	13.1%	13.0%	12.6%	11.3%	11.5%
Tier 1 capital ratio	15.8%	15.7%	15.4%	13.5%	13.7%
Total capital ratio	16.7%	16.6%	16.3%	14.3%	14.4%
Tier 1 leverage ratio	6.3%	6.5%	6.2%	6.0%	6.6%
Supplementary leverage ratio ("SLR")	8.6%	8.5%	8.2%	5.6%	6.1%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of Non-GAAP measures.

(b) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.5 trillion at Dec. 31, 2020, $1.4 trillion at Sept. 30, 2020, $1.3 trillion at June 30, 2020, $1.2 trillion at March 31, 2020 and $1.5 trillion at Dec. 31, 2019.

(c) Regulatory capital ratios for Dec. 31, 2020 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for Dec. 31, 2020, Sept. 30,2020, June 30, 2020 and Dec. 31, 2019, was the Advanced Approaches, and for March 31, 2020 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT
(dollars in millions, except per share amounts; common shares in thousands)						4Q20 vs.				FY20 vs.
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20	4Q19	FY20	FY19	FY19
Revenue
Investment services fees:
Asset servicing fees	$1,138	$1,168	$1,173	$1,159	$1,148	(3)%	(1)%	$4,638	$4,563	2%
Clearing services fees	418	397	431	470	421	5	(1)	1,716	1,648	4
Issuer services fees	257	295	277	263	264	(13)	(3)	1,092	1,130	(3)
Treasury services fees	156	152	144	149	147	3	6	601	559	8
Total investment services fees	1,969	2,012	2,025	2,041	1,980	(2)	(1)	8,047	7,900	2
Investment management and performance fees	884	835	786	862	883	6	—	3,367	3,389	(1)
Foreign exchange and other trading revenue	167	137	166	319	168	22	(1)	789	654	21
Financing-related fees	46	49	58	59	46	(6)	—	212	196	8
Distribution and servicing	28	29	27	31	34	(3)	(18)	115	129	(11)
Investment and other income	22	46	105	11	860	N/M	N/M	184	968	N/M
Total fee revenue	3,116	3,108	3,167	3,323	3,971	—	(22)	12,714	13,236	(4)
Net securities gains (losses)	6	9	9	9	(25)	N/M	N/M	33	(18)	N/M
Total fee and other revenue	3,122	3,117	3,176	3,332	3,946	—	(21)	12,747	13,218	(4)
Income (loss) from consolidated investment management funds	41	27	54	(38)	17	N/M	N/M	84	56	N/M
Net interest revenue	680	703	780	814	815	(3)	(17)	2,977	3,188	(7)
Total revenue	3,843	3,847	4,010	4,108	4,778	—	(20)	15,808	16,462	(4)
Provision for credit losses	15	9	143	169	(8)	N/M	N/M	336	(25)	N/M
Noninterest expense
Staff	1,554	1,466	1,464	1,482	1,639	6	(5)	5,966	6,063	(2)
Professional, legal and other purchased services	381	355	337	330	367	7	4	1,403	1,345	4
Software and equipment	359	340	345	326	326	6	10	1,370	1,222	12
Net occupancy	173	136	137	135	151	27	15	581	564	3
Sub-custodian and clearing	116	119	120	105	119	(3)	(3)	460	450	2
Distribution and servicing	75	85	85	91	92	(12)	(18)	336	374	(10)
Bank assessment charges	24	30	35	35	32	(20)	(25)	124	125	(1)
Business development	26	17	20	42	65	53	(60)	105	213	(51)
Amortization of intangible assets	26	26	26	26	28	—	(7)	104	117	(11)
Other	191	107	117	140	145	79	32	555	427	30
Total noninterest expense	2,925	2,681	2,686	2,712	2,964	9	(1)	11,004	10,900	1
Income before income taxes	903	1,157	1,181	1,227	1,822	(22)	(50)	4,468	5,587	(20)
Provision for income taxes	148	213	216	265	373	(31)	(60)	842	1,120	(25)
Net income	755	944	965	962	1,449	(20)	(48)	3,626	4,467	(19)
Net (income) loss attributable to noncontrolling interests	(5)	(7)	(15)	18	(9)	N/M	N/M	(9)	(26)	N/M
Preferred stock dividends	(48)	(61)	(49)	(36)	(49)	N/M	N/M	(194)	(169)	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$702	$876	$901	$944	$1,391	(20)%	(50)%	$3,423	$4,272	(20)%

Average common shares and equivalents outstanding: Basic	889,928	889,499	889,020	894,122	911,324	—%	(2)%	890,839	939,623	(5)%
Diluted	891,846	891,069	890,561	896,689	914,739	—%	(3)%	892,514	943,109	(5)%

Earnings per common share: Basic	$0.79	$0.98	$1.01	$1.05	$1.52	(19)%	(48)%	$3.84	$4.53	(15)%
Diluted	$0.79	$0.98	$1.01	$1.05	$1.52	(19)%	(48)%	$3.83	$4.51	(15)%
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
	2020				2019
(in millions)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Assets
Cash and due from banks	$6,252	$4,104	$4,776	$5,091	$4,830
Interest-bearing deposits with the Federal Reserve and other central banks	141,775	106,185	112,728	146,535	95,042
Interest-bearing deposits with banks	17,300	19,027	18,045	22,672	14,811
Federal funds sold and securities purchased under resale agreements	30,907	29,647	36,638	27,363	30,182
Securities	156,441	155,339	154,682	139,273	123,033
Trading assets	15,272	13,074	14,150	12,918	13,571
Loans	56,469	55,491	55,397	62,368	54,953
Allowance for loan losses	(358)	(325)	(302)	(140)	(122)
Net loans	56,111	55,166	55,095	62,228	54,831
Premises and equipment	3,602	3,617	3,598	3,514	3,625
Accrued interest receivable	510	489	540	576	624
Goodwill	17,496	17,357	17,253	17,240	17,386
Intangible assets	3,012	3,026	3,045	3,070	3,107
Other assets	20,468	20,779	21,306	27,446	20,221
Subtotal assets of operations	469,146	427,810	441,856	467,926	381,263
Assets of consolidated investment management funds, at fair value	487	588	460	229	245
Total assets	$469,633	$428,398	$442,316	$468,155	$381,508
Liabilities
Deposits	$341,545	$296,312	$305,470	$336,717	$259,466
Federal funds purchased and securities sold under repurchase agreements	11,305	15,907	14,512	13,128	11,401
Trading liabilities	6,031	6,084	5,595	6,625	4,841
Payables to customers and broker-dealers	25,085	23,514	25,012	24,016	18,758
Commercial paper	—	671	665	1,121	3,959
Other borrowed funds	350	420	1,628	1,544	599
Accrued taxes and other expenses	5,696	5,347	5,029	4,705	5,642
Other liabilities	7,514	8,671	12,869	11,425	7,612
Long-term debt	25,984	26,121	27,566	27,494	27,501
Subtotal liabilities of operations	423,510	383,047	398,346	426,775	339,779
Liabilities of consolidated investment management funds, at fair value	3	4	4	1	1
Total liabilities	423,513	383,051	398,350	426,776	339,780
Temporary equity
Redeemable noncontrolling interests	176	179	157	140	143
Permanent equity
Preferred stock	4,541	4,532	4,532	3,542	3,542
Common stock	14	14	14	14	14
Additional paid-in capital	27,823	27,741	27,702	27,644	27,515
Retained earnings	34,241	33,821	33,224	32,601	31,894
Accumulated other comprehensive loss, net of tax	(985)	(1,359)	(1,943)	(2,827)	(2,638)
Less: Treasury stock, at cost	(19,833)	(19,832)	(19,832)	(19,829)	(18,844)
Total The Bank of New York Mellon Corporation shareholders’ equity	45,801	44,917	43,697	41,145	41,483
Nonredeemable noncontrolling interests of consolidated investment management funds	143	251	112	94	102
Total permanent equity	45,944	45,168	43,809	41,239	41,585
Total liabilities, temporary equity and permanent equity	$469,633	$428,398	$442,316	$468,155	$381,508

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						4Q20 vs.				FY20 vs.
(dollars in millions)	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20	4Q19	FY20	FY19	FY19
Investment services fees:
Asset servicing fees (a)	$1,099	$1,128	$1,117	$1,108	$1,104	(3)%	—%	$4,452	$4,384	2%
Securities lending revenue	39	40	56	51	44	(3)	(11)	186	179	4
Clearing services fees (b)	418	397	431	470	421	5	(1)	1,716	1,648	4
Issuer services fees	257	295	277	263	264	(13)	(3)	1,092	1,130	(3)
Treasury services fees	156	152	144	149	147	3	6	601	559	8
Total investment services fees	1,969	2,012	2,025	2,041	1,980	(2)	(1)	8,047	7,900	2
Investment management and performance fees (c):
Investment management fees	839	828	781	812	835	1	—	3,260	3,306	(1)
Performance fees	45	7	5	50	48	N/M	(6)	107	83	29
Total investment management and performance fees (d)	884	835	786	862	883	6	—	3,367	3,389	(1)
Foreign exchange and other trading revenue:
Foreign exchange	198	151	174	253	138	31	43	776	577	34
Other trading (loss) revenue	(31)	(14)	(8)	66	30	N/M	N/M	13	77	N/M
Total foreign exchange and other trading revenue	167	137	166	319	168	22	(1)	789	654	21
Financing-related fees	46	49	58	59	46	(6)	—	212	196	8
Distribution and servicing	28	29	27	31	34	(3)	(18)	115	129	(11)
Investment and other income:
Corporate/bank-owned life insurance	43	33	36	36	43	N/M	N/M	148	138	N/M
Expense reimbursements from joint venture	22	23	19	21	20	N/M	N/M	85	79	N/M
Seed capital gains (losses) (c)	22	9	23	(31)	4	N/M	N/M	23	14	N/M
Asset-related (losses) gains	(49)	4	3	4	815	N/M	N/M	(38)	819	N/M
Other (loss) income	(16)	(23)	24	(19)	(22)	N/M	N/M	(34)	(82)	N/M
Total investment and other income (c)	22	46	105	11	860	N/M	N/M	184	968	N/M
Total fee revenue	3,116	3,108	3,167	3,323	3,971	—	(22)	12,714	13,236	(4)
Net securities gains (losses)	6	9	9	9	(25)	N/M	N/M	33	(18)	N/M
Total fee and other revenue	$3,122	$3,117	$3,176	$3,332	$3,946	—%	(21)%	$12,747	$13,218	(4)%
(a) Asset servicing fees include the fees from the Clearance and Collateral Management business.
(b) Clearing services fees are almost entirely earned by our Pershing business.
(c) Excludes seed capital gains (losses) related to consolidated investment management funds, which are reflected in operations of consolidated investment management funds.
(d) On a constant currency basis (Non-GAAP), investment management and performance fees decreased 1% compared with 4Q19. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	4Q20		3Q20		2Q20		1Q20		4Q19
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$112,274	(0.04)%	$90,670	(0.04)%	$94,229	(0.03)%	$80,403	0.39%	$61,627	0.60%
Interest-bearing deposits with banks (primarily foreign banks)	19,281	0.32	19,202	0.42	21,093	0.76	17,081	1.37	15,788	1.63
Federal funds sold and securities purchased under resale agreements (a)	28,389	0.55	30,342	0.63	30,265	0.82	34,109	4.67	38,846	4.62
Margin loans	14,097	1.23	12,870	1.24	12,791	1.28	12,984	2.69	11,609	3.25
Non-margin loans:
Domestic offices	30,855	2.08	30,053	2.12	31,185	2.21	31,720	3.02	29,690	3.36
Foreign offices	9,776	1.31	10,693	1.45	12,743	1.84	11,170	2.55	11,418	2.70
Total non-margin loans	40,631	1.90	40,746	1.94	43,928	2.10	42,890	2.89	41,108	3.18
Securities:
U.S. government obligations	27,783	1.46	30,073	1.36	27,901	1.52	23,175	1.87	18,444	2.08
U.S. government agency obligations	79,712	1.56	78,300	1.68	74,583	1.92	69,046	2.32	67,494	2.36
State and political subdivisions (b)	2,104	2.01	1,500	2.51	1,025	2.98	1,033	3.06	1,134	3.03
Other securities (b)	46,280	0.48	46,719	0.59	45,511	0.82	36,375	0.95	35,242	1.64
Total investment securities (b)	155,879	1.23	156,592	1.30	149,020	1.51	129,629	1.86	122,314	2.11
Trading securities (b)	8,123	0.95	7,212	0.91	6,236	1.13	6,840	2.36	6,695	2.41
Total securities (b)	164,002	1.22	163,804	1.28	155,256	1.50	136,469	1.88	129,009	2.13
Total interest-earning assets (b)	$378,674	0.82%	$357,634	0.92%	$357,562	1.06%	$323,936	1.95%	$297,987	2.30%
Noninterest-earning assets	58,814		57,231		57,797		61,342		56,354
Total assets	$437,488		$414,865		$415,359		$385,278		$354,341

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits:
Domestic offices	$119,012	(0.02)%	$102,767	(0.01)%	$102,135	0.06%	$99,915	0.69%	$87,162	0.98%
Foreign offices	112,306	(0.10)	108,733	(0.09)	108,508	(0.12)	97,717	0.29	95,262	0.49
Total interest-bearing deposits	231,318	(0.06)	211,500	(0.05)	210,643	(0.03)	197,632	0.49	182,424	0.73
Federal funds purchased and securities sold under repurchase agreements (a)	14,452	0.01	16,850	0.13	14,209	0.03	13,919	7.96	12,668	9.11
Trading liabilities	2,408	0.72	2,692	0.30	1,974	0.39	1,626	1.61	1,504	2.25
Other borrowed funds	338	1.71	873	1.40	2,272	1.30	719	2.27	709	2.83
Commercial paper	275	0.10	2,274	0.09	191	1.02	1,581	1.56	1,792	1.66
Payables to customers and broker-dealers	17,521	(0.01)	18,501	(0.01)	18,742	(0.01)	16,386	0.73	15,178	1.07
Long-term debt	25,704	1.88	26,511	2.01	28,122	2.42	27,231	2.83	28,117	3.09
Total interest-bearing liabilities	$292,016	0.13%	$279,201	0.16%	$276,153	0.24%	$259,094	1.17%	$242,392	1.48%
Total noninterest-bearing deposits	75,840		67,610		72,411		60,577		49,632
Other noninterest-bearing liabilities	23,783		23,393		24,121		24,229		20,681
Total The Bank of New York Mellon Corporation shareholders’ equity	45,539		44,456		42,486		41,206		41,384
Noncontrolling interests	310		205		188		172		252
Total liabilities and equity	$437,488		$414,865		$415,359		$385,278		$354,341
Net interest margin		0.72%		0.79%		0.88%		1.01%		1.09%
Net interest margin (FTE) – Non-GAAP (c)		0.72%		0.79%		0.88%		1.01%		1.09%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $41 billion for 4Q20, $43 billion for 3Q20, $67 billion for 2Q20, $80 billion for 1Q20 and $60 billion for 4Q19. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 0.23% for 4Q20, 0.26% for 3Q20 and 2Q20, 1.39% for 1Q20 and 1.82% for 4Q19. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under resale agreements would have been 0.00% for 4Q20, 0.04% for 3Q20, 0.00% for 2Q20, 1.18% for 1Q20 and 1.59% for 4Q19. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(c) See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY
	2020							2019
(dollars in millions)	Dec. 31		Sept. 30		June 30		March 31	Dec. 31
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$21,875		$21,171		$20,035		$18,465	$18,540
Tier 1 capital	26,310		25,611		24,478		21,933	21,996
Total capital	28,037		27,327		26,183		23,494	23,449
Risk-weighted assets	163,799		156,698		157,290		163,006	148,695

CET1 ratio	13.4%		13.5%		12.7%		11.3%	12.5%
Tier 1 capital ratio	16.1		16.3		15.6		13.5	14.8
Total capital ratio	17.1		17.4		16.6		14.4	15.8

Advanced Approaches:
CET1 capital	$21,875		$21,171		$20,035		$18,465	$18,540
Tier 1 capital	26,310		25,611		24,478		21,933	21,996
Total capital	27,793		27,081		25,937		23,281	23,233
Risk-weighted assets	166,387		163,108		159,340		162,561	160,898

CET1 ratio	13.1%		13.0%		12.6%		11.4%	11.5%
Tier 1 capital ratio	15.8		15.7		15.4		13.5	13.7
Total capital ratio	16.7		16.6		16.3		14.3	14.4

Tier 1 leverage ratio:
Average assets for Tier 1 leverage ratio	$417,982		$394,945		$394,394		$366,058	$334,869
Tier 1 leverage ratio	6.3%		6.5%		6.2%		6.0%	6.6%

SLR:
Leverage exposure	$304,521	(b)	$300,265	(b)	$297,300	(b)	$392,807	$362,452
SLR	8.6%	(b)	8.5%	(b)	8.2%	(b)	5.6%	6.1%

Average liquidity coverage ratio	110%		111%		112%		115%	120%
(a) Regulatory capital ratios for Dec. 31, 2020 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for Dec. 31, 2020, Sept. 30, 2020, June 30, 2020 and Dec. 31, 2019, was the Advanced Approaches, and for March 31, 2020 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio.

(b) Reflects the application of a rule effective April 1, 2020 to exclude certain central bank placements. Also effective on April 1, 2020 was the temporary exclusion of U.S. Treasury securities from the leverage exposure used in the SLR calculation which increased our consolidated SLR by 72 basis points at Dec. 31, 2020, 78 basis points at Sept. 30, 2020 and 40 basis points at June 30, 2020.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						4Q20 vs.				FY20 vs.
(dollars in millions)	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20	4Q19	FY20	FY19	FY19
Revenue:
Investment services fees:
Asset servicing fees (ex. securities lending revenue) (a)	$1,094	$1,119	$1,113	$1,101	$1,098	(2)%	—%	$4,427	$4,350	2%
Securities lending revenue	36	37	51	46	40	(3)	(10)	170	163	4
Clearing services fees (b)	418	397	431	470	421	5	(1)	1,716	1,649	4
Issuer services fees	257	295	277	263	264	(13)	(3)	1,092	1,130	(3)
Treasury services fees	156	152	144	149	147	3	6	601	558	8
Total investment services fees	1,961	2,000	2,016	2,029	1,970	(2)	—	8,006	7,850	2
Foreign exchange and other trading revenue	180	146	178	261	151	23	19	765	621	23
Other (c)	94	100	145	146	115	(6)	(18)	485	455	7
Total fee and other revenue	2,235	2,246	2,339	2,436	2,236	—	—	9,256	8,926	4
Net interest revenue	670	681	768	806	778	(2)	(14)	2,925	3,126	(6)
Total revenue	2,905	2,927	3,107	3,242	3,014	(1)	(4)	12,181	12,052	1
Provision for credit losses	31	(10)	145	149	(5)	N/M	N/M	315	(16)	N/M
Noninterest expense (ex. amortization of intangible assets)	2,157	2,002	1,971	1,969	2,160	8	—	8,099	8,016	1
Amortization of intangible assets	17	18	18	18	19	(6)	(11)	71	80	(11)
Total noninterest expense	2,174	2,020	1,989	1,987	2,179	8	—	8,170	8,096	1
Income before taxes	$700	$917	$973	$1,106	$840	(24)%	(17)%	$3,696	$3,972	(7)%

Pre-tax operating margin	24%	31%	31%	34%	28%			30%	33%

Total revenue by line of business:
Asset Servicing	$1,357	$1,354	$1,463	$1,531	$1,411	—%	(4)%	$5,705	$5,634	1%
Pershing	563	538	578	653	579	5	(3)	2,332	2,287	2
Issuer Services	385	435	431	419	415	(11)	(7)	1,670	1,723	(3)
Treasury Services	325	323	340	339	329	1	(1)	1,327	1,275	4
Clearance and Collateral Management	275	277	295	300	280	(1)	(2)	1,147	1,133	1
Total revenue by line of business	$2,905	$2,927	$3,107	$3,242	$3,014	(1)%	(4)%	$12,181	$12,052	1%
(a) Asset servicing fees include the fees from the Clearance and Collateral Management business.
(b) Clearing services fees are almost entirely earned by our Pershing business.
(c) Other revenue includes investment management fees, financing-related fees, distribution and servicing revenue, securities gains and losses and investment and other income.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						4Q20 vs.				FY20 vs.
(dollars in millions, unless otherwise noted)	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20	4Q19	FY20	FY19	FY19
Average loans	$41,437	$40,308	$43,113	$41,789	$38,721	3%	7%	$41,657	$37,344	12%
Average assets	$358,270	$329,324	$335,288	$304,089	$278,098	9%	29%	$331,809	$267,278	24%
Average deposits	$292,631	$263,621	$268,467	$242,187	$215,388	11%	36%	$266,789	$204,979	30%

AUC/A at period end (in trillions) (a)(b)	$41.1	$38.6	$37.3	$35.2	$37.1	6%	11%	$41.1	$37.1	11%
Market value of securities on loan at period end (in billions) (c)	$435	$378	$384	$389	$378	15%	15%	$435	$378	15%

Pershing
Net new assets (U.S. platform) (in billions) (d)	$28	$12	$11	$31	$33	N/M	N/M	$82	$73	N/M
Average active clearing accounts (U.S. platform) (in thousands)	6,635	6,556	6,507	6,437	6,340	1%	5%	6,534	6,262	4%
Average long-term mutual fund assets (U.S. platform)	$630,086	$597,312	$547,579	$549,206	$573,475	5%	10%	$581,046	$540,247	8%
Average investor margin loans (U.S. platform)	$10,097	$9,350	$9,235	$9,419	$9,420	8%	7%	$9,526	$9,541	—%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$3,555	$3,417	$3,573	$3,724	$3,562	4%	—%	$3,566	$3,446	3%
(a) Dec. 31, 2020 information is preliminary.
(b) Consists of AUC/A primarily from the Asset Servicing business and, to a lesser extent, the Clearance and Collateral Management, Issuer Services, Pershing and Wealth Management businesses. Includes the AUC/A of CIBC Mellon of $1.5 trillion at Dec. 31, 2020, $1.4 trillion at Sept. 30, 2020, $1.3 trillion at June 30, 2020, $1.2 trillion at March 31, 2020 and $1.5 trillion at Dec. 31, 2019.

(c) Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $68 billion at Dec. 31, 2020, $62 billion at Sept. 30, 2020 and June 30, 2020, $59 billion at March 31, 2020 and $60 billion at Dec. 31, 2019.

(d) Net new assets represent net flows of assets excluding dividends and interest (e.g., net cash deposits and net securities transfers) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS

						4Q20 vs.				FY20 vs.
(dollars in millions)	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20	4Q19	FY20	FY19	FY19
Revenue:
Investment management fees (a)	$839	$828	$782	$812	$836	1%	—%	$3,261	$3,307	(1)%
Performance fees	45	7	5	50	48	N/M	N/M	107	83	29
Investment management and performance fees (b)	884	835	787	862	884	6	—	3,368	3,390	(1)
Distribution and servicing	29	31	34	43	44	(6)	(34)	137	178	(23)
Other (a)	27	5	17	(59)	(4)	N/M	N/M	(10)	(83)	N/M
Total fee and other revenue (a)	940	871	838	846	924	8	2	3,495	3,485	—
Net interest revenue	50	47	48	52	47	6	6	197	222	(11)
Total revenue	990	918	886	898	971	8	2	3,692	3,707	—
Provision for credit losses	(8)	12	7	9	—	N/M	N/M	20	(1)	N/M
Noninterest expense (ex. amortization of intangible assets)	678	653	650	687	722	4	(6)	2,668	2,610	2
Amortization of intangible assets	9	8	8	8	9	13	—	33	37	(11)
Total noninterest expense	687	661	658	695	731	4	(6)	2,701	2,647	2
Income before taxes	$311	$245	$221	$194	$240	27%	30%	$971	$1,061	(8)%

Pre-tax operating margin	32%	27%	25%	22%	25%			26%	29%
Adjusted pre-tax operating margin – Non-GAAP (c)	34%	29%	28%	24%	27%			29%	32%

Total revenue by line of business:
Investment Management	$714	$641	$621	$620	$692	11%	3%	$2,596	$2,562	1%
Wealth Management	276	277	265	278	279	—	(1)	1,096	1,145	(4)
Total revenue by line of business	$990	$918	$886	$898	$971	8%	2%	$3,692	$3,707	—%

Average loans	$11,497	$11,503	$11,791	$12,124	$12,022	—%	(4)%	$11,728	$12,143	(3)%
Average assets	$30,804	$30,160	$30,327	$30,543	$28,481	2%	8%	$30,459	$29,479	3%
Average deposits	$18,144	$17,570	$17,491	$16,144	$15,195	3%	19%	$17,340	$14,923	16%
(a) Total fee and other revenue includes the impact of the consolidated investment management funds, net of noncontrolling interests. Additionally, other revenue includes asset servicing fees, treasury services fees, foreign exchange and other trading revenue and investment and other income.

(b) On a constant currency basis (Non-GAAP), investment management and performance fees decreased 1% compared with 4Q19. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

(c) Net of distribution and servicing expense. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT, AUM FLOWS AND WEALTH MANAGEMENT CLIENT ASSETS

						4Q20 vs.				FY20 vs.
(dollars in billions)	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20	4Q19	FY20	FY19	FY19
AUM by product type (a)(b)
Equity	$170	$149	$141	$120	$154	14%	10%
Fixed income	258	241	224	211	224	7	15
Index	393	350	333	274	339	12	16
Liability-driven investments	843	788	752	705	728	7	16
Multi-asset and alternative investments	208	193	185	171	192	8	8
Cash	325	320	326	315	273	2	19
Total AUM by product type	$2,197	$2,041	$1,961	$1,796	$1,910	8%	15%

Changes in AUM (a)(b)
Beginning balance of AUM	$2,041	$1,961	$1,796	$1,910	$1,881			$1,910	$1,722
Net inflows (outflows):
Long-term strategies:
Equity	(2)	(4)	(2)	(2)	(6)			(10)	(16)
Fixed income	5	1	4	—	5			10	6
Liability-driven investments	15	14	(2)	(5)	(3)			22	(1)
Multi-asset and alternative investments	—	(3)	—	(1)	3			(4)	(1)
Total long-term active strategies inflows (outflows)	18	8	—	(8)	(1)			18	(12)
Index	(3)	(3)	9	3	(5)			6	(32)
Total long-term strategies inflows (outflows)	15	5	9	(5)	(6)			24	(44)
Short-term strategies:
Cash	5	(10)	11	43	(7)			49	8
Total net inflows (outflows)	20	(5)	20	38	(13)			73	(36)
Net market impact	79	41	143	(91)	(20)			172	191
Net currency impact	57	44	2	(61)	62			42	33
Ending balance of AUM	$2,197	$2,041	$1,961	$1,796	$1,910	8%	15%	$2,197	$1,910	15%

Wealth Management client assets (a)(c)	$286	$265	$254	$236	$266	8%	8%
(a) Dec. 31, 2020 information is preliminary.
(b) Excludes securities lending cash management assets and assets managed in the Investment Services business.
(c) Includes AUM and AUC/A in the Wealth Management business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	4Q20	3Q20	2Q20	1Q20	4Q19		FY20	FY19
Fee (loss) revenue	$(23)	$11	$29	$21	$817	(a)	$38	$853
Net securities gains (losses)	6	9	9	9	(23)		33	(16)
Total fee and other (loss) revenue	(17)	20	38	30	794		71	837
Net interest (expense)	(40)	(25)	(36)	(44)	(10)		(145)	(160)
Total (loss) revenue	(57)	(5)	2	(14)	784		(74)	677
Provision for credit losses	(8)	7	(9)	11	(3)		1	(8)
Noninterest expense	64	—	39	30	54		133	157
(Loss) income before taxes	$(113)	$(12)	$(28)	$(55)	$733		$(208)	$528

Average loans and leases	$1,794	$1,805	$1,815	$1,961	$1,974		$1,843	$1,836
Average assets	$48,414	$55,381	$49,744	$50,646	$47,762		$51,050	$49,198
(a) Includes a gain on sale of an equity investment.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	Sept. 30, 2020		4Q20 change in unrealized gain (loss)	Dec. 31, 2020			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate		Ratings (c)
				Amortized cost	Fair value							AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	A1+/ A2 & SP-1	Not rated
	Fair value										(b)
Agency RMBS	$62,922		$(108)	$60,274	$61,740		102%	$1,466		15%		100%	—%	—%	—%	—%	—%
U.S. Treasury	26,964		(47)	26,495	26,958		102	463		52		100	—	—	—	—	—
Sovereign debt/sovereign guaranteed	15,086		22	13,252	13,452		102	200		11		65	6	28	1	—	—
Agency commercial MBS	11,777		(16)	11,264	11,685		104	421		31		100	—	—	—	—	—
Supranational	7,176		12	7,141	7,208		101	67		51		100	—	—	—	—	—
Foreign covered bonds	5,841		3	6,658	6,725		101	67		32		100	—	—	—	—	—
U.S. government agencies	5,646		1	6,496	6,577		101	81		26		100	—	—	—	—	—
CLOs	4,657		47	4,706	4,703		100	(3)		100		99	—	—	—	—	1
Foreign government agencies	3,967		3	4,086	4,132		101	46		23		95	5	—	—	—	—
Other asset-backed securities	2,930		2	3,135	3,164		101	29		21		100	—	—	—	—	—
Non-agency commercial MBS	2,684		9	2,864	2,992		104	128		22		99	1	—	—	—	—
Non-agency RMBS (d)	2,013		2	2,236	2,387		107	151		54		68	4	1	16	—	11
State and political subdivisions	1,705		10	2,285	2,324		102	39		1		69	9	—	—	21	1
Corporate bonds	1,030		7	1,945	1,994		102	49		—		17	68	15	—	—	—
Commercial paper and certificates of deposits (e)(f)	652		(2)	249	249		100	—		100		21	—	—	—	79	—
Other	1		—	1	1		100	—		—		—	—	—	—	—	100
Total securities	$155,051	(g)	$(55)	$153,087	$156,291	(g)(h)	102%	$3,204	(g)(i)	28%		95%	2%	3%	—%	—%	—%
(a) Amortized cost reflects historical impairments.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes RMBS that were included in the former Grantor Trust of $512 million at Sept. 30, 2020 and $487 million at Dec. 31, 2020.
(e) Includes amounts purchased from affiliated money market funds of $357 million at Sept. 30, 2020 and $249 million at Dec. 31, 2020.
(f) Includes amounts funded by borrowings from the Federal Reserve Bank under its Money Market Mutual Fund Liquidity Facility program of $295 million at Sept. 30, 2020 and $- million at Dec. 31, 2020.
(g) Includes net unrealized losses on derivatives hedging securities available-for-sale (including terminated hedges) of $1,650 million at Sept. 30, 2020 and $1,428 million at Dec. 31, 2020.
(h) The fair value of available-for-sale securities totaled $107,067 million at Dec. 31, 2020, net of hedges, or 69% of the fair value of the securities portfolio, net of hedges. The fair value of the held-to-maturity securities totaled $49,224 million at Dec. 31, 2020, or 31% of the fair value of the securities portfolio, net of hedges.

(i) Includes unrealized gains of $1,926 million at Dec. 31, 2020 related to available-for-sale securities, net of hedges, and $1,278 million related to held-to-maturity securities.
Note: The amortizable purchase premium (net of discount) relating to securities was $2,153 million at Dec. 31, 2020 and the amortization of that net purchase premium was $173 million in 4Q20.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2020								2019
(dollars in millions)	Dec. 31		Sept. 30		June 30		March 31		Dec. 31
Allowance for credit losses - beginning of period:
Allowance for loan losses	$325		$302		$140		$122		$127
Allowance for lending-related commitments	135		152		148		94		97
Allowance for other financial instruments	26	(a)	21	(a)	41	(a)	N/A		N/A
Allowance for credit losses - beginning of period	$486		$475		$329		$216		$224

Impact of adopting ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments, effective Jan. 1, 2020	N/A		N/A		N/A		(55)	(b)	N/A

Net (charge-offs) recoveries:
Charge-offs	(1)		—		—		(1)		(1)
Recoveries	1		2		3		—		1
Total net recoveries (charge-offs)	—		2		3		(1)		—
Provision for credit losses	15	(b)	9	(b)	143	(b)	169	(b)	(8)
Allowance for credit losses - end of period	$501		$486		$475		$329		$216

Allowance for credit losses - end of period:
Allowance for loan losses	$358		$325		$302		$140		$122
Allowance for lending-related commitments	121		135		152		148		94
Allowance for other financial instruments	22	(a)	26	(a)	21	(a)	41	(a)	N/A
Allowance for credit losses - end of period	$501		$486		$475		$329		$216

Allowance for loan losses as a percentage of total loans	0.63%		0.59%		0.55%		0.22%		0.22%

Nonperforming assets	$89		$84		$88		$88		$89
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.
N/A - Not applicable.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest revenue, on a fully taxable equivalent ("FTE") basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has also included the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period's presentation.

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	4Q20	3Q20	2Q20	1Q20	4Q19	FY20	FY19
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$702	$876	$901	$944	$1,391	$3,423	$4,272
Add: Amortization of intangible assets	26	26	26	26	28	104	117
Less: Tax impact of amortization of intangible assets	6	7	6	6	7	25	28
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$722	$895	$921	$964	$1,412	$3,502	$4,361

Average common shareholders’ equity	$40,712	$39,924	$38,476	$37,664	$37,842	39,200	37,505
Less: Average goodwill	17,411	17,357	17,243	17,311	17,332	17,331	17,329
Average intangible assets	3,019	3,039	3,058	3,089	3,119	3,051	3,162
Add: Deferred tax liability – tax deductible goodwill	1,144	1,132	1,119	1,109	1,098	1,144	1,098
Deferred tax liability – intangible assets	667	666	664	666	670	667	670
Average tangible common shareholders’ equity – Non-GAAP	$22,093	$21,326	$19,958	$19,039	$19,159	$20,629	$18,782

Return on common equity – GAAP	6.9%	8.7%	9.4%	10.1%	14.6%	8.7%	11.4%
Return on tangible common equity – Non-GAAP	13.0%	16.7%	18.5%	20.4%	29.3%	17.0%	23.2%

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2020				2019
(dollars in millions, except common shares)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
BNY Mellon shareholders’ equity at period end – GAAP	$45,801	$44,917	$43,697	$41,145	$41,483
Less: Preferred stock	4,541	4,532	4,532	3,542	3,542
BNY Mellon common shareholders’ equity at period end – GAAP	41,260	40,385	39,165	37,603	37,941
Less: Goodwill	17,496	17,357	17,253	17,240	17,386
Intangible assets	3,012	3,026	3,045	3,070	3,107
Add: Deferred tax liability – tax deductible goodwill	1,144	1,132	1,119	1,109	1,098
Deferred tax liability – intangible assets	667	666	664	666	670
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$22,563	$21,800	$20,650	$19,068	$19,216

Period-end common shares outstanding (in thousands)	886,764	886,136	885,862	885,443	900,683

Book value per common share – GAAP	$46.53	$45.58	$44.21	$42.47	$42.12
Tangible book value per common share – Non-GAAP	$25.44	$24.60	$23.31	$21.53	$21.33

Net interest margin reconciliation
(dollars in millions)	4Q20	3Q20	2Q20	1Q20	4Q19
Net interest revenue – GAAP	$680	$703	$780	$814	$815
Add: Tax equivalent adjustment	3	2	2	2	2
Net interest revenue (FTE) – Non-GAAP	$683	$705	$782	$816	$817

Average interest-earning assets	$378,674	$357,634	$357,562	$323,936	$297,987

Net interest margin – GAAP (a)	0.72%	0.79%	0.88%	1.01%	1.09%
Net interest margin (FTE) – Non-GAAP (a)	0.72%	0.79%	0.88%	1.01%	1.09%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment and Wealth Management business
(dollars in millions)	4Q20	3Q20	2Q20	1Q20	4Q19	FY20	FY19
Income before income taxes – GAAP	$311	$245	$221	$194	$240	$971	$1,061

Total revenue – GAAP	$990	$918	$886	$898	$971	$3,692	$3,707
Less: Distribution and servicing expense	76	85	86	91	93	338	376
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$914	$833	$800	$807	$878	$3,354	$3,331

Pre-tax operating margin – GAAP (a)	32%	27%	25%	22%	25%	26%	29%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	34%	29%	28%	24%	27%	29%	32%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			4Q20 vs.
(dollars in millions)	4Q20	4Q19	4Q19
Consolidated:
Investment management and performance fees – GAAP	$884	$883	—%
Impact of changes in foreign currency exchange rates	—	10
Adjusted investment management and performance fees – Non-GAAP	$884	$893	(1)%

Investment and Wealth Management business:
Investment management and performance fees – GAAP	$884	$884	—%
Impact of changes in foreign currency exchange rates	—	10
Adjusted investment management and performance fees – Non-GAAP	$884	$894	(1)%